Exhibit 99.1

LEASE AGREEMENT

THIS LEASE, dated as of the 12th day of February, 2007 is executed by and between Imperial Group, LP, a Delaware limited partnership (hereinafter called the “Lessee”) and Northgate Investors, LLC, a Tennessee limited liability company (hereinafter called the “Lessor”).  In consideration of the rental stated below and the mutual covenants and agreements contained herein, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the Premises described herein.

1.  FUNDAMENTAL LEASE PROVISIONS

The following shall be defined terms throughout this Lease:

LESSEE:	Imperial Group, LP
160 Kirby Drive
Portland, TN 37148
615-325-8534
Attn: Vice President – Finance

With a copy to:

Accuride Corporation
7140 Office Circle
P.O. Box 15600
Evansville, IN 47716
812-962-5068

Attn:  Corporate Counsel

LESSOR:                                          Northgate Investors, LLC
Attn: Lee Paradise
P.O. Box 426
Joelton, TN  37080
615-876-5199

PREMISES:	The leased Premises identified and described as follows:
A ±17,625 square foot building located at 1216 Northgate Business Parkway, Madison, Tennessee 37115

TERM:   TO HAVE AND TO HOLD:

For a period of Thirty-Six (36) months, from the 12th day of February, 2007, through the 11th day of  February, 2010, as extended, if at all, pursuant to the renewal options set forth in Section 31.

RENTAL:	The Lessee agrees to pay to the Lessor a total rental of:

Two-Hundred Sixty Four Thousand Seven Hundred Thirty Four and 00/100 Dollars ($264,734.00)

Payable in advance monthly installments as follows:

February 12 2007 through February 28 2007 -	$4,280.00
March 1 2007 through January 31 2008 -	$7,050.00 per month
February 1 2008 through January 31 2009 -	$7,343.00 per month

February 1 2009 through January 31 2010 -	$ 7,637.00 per month
February 1 2010 through February 11 2010	$ 3,000.00

First month’s rent and security deposit to be paid with signing of this Lease.  All rentals due under this Lease payable to the order of:

Northgate Investors LLC
c/o Lee Paradise
PO Box 426
Joelton, TN  37080

PERMITTED USE:                                       Light Duty Manufacturing and related uses, including, without limitation, office uses and storage

LESSEE’S PERCENTAGE:               100%

COMMISSION PERCENTAGE:  Six percent (6%)

SECURITY DEPOSIT:       $7637   to be held by Lessor

ESTIMATED COMMON AREA MAINTENANCE SHARE:  100%

2.  RENTAL PAYMENTS WITHOUT SET-OFF

Lessee agrees to pay to Lessor the above stated rental with payments to be made monthly in advance as described above or at such location and to such payee, as Lessor shall designate in writing.  All payments are due on the first day of each month, except that if the beginning and ending months are not whole, then only the pro rata portion for that month shall be paid for said month.  If Lessee’s rental payment in good funds is received in Lessor’s office after the 7th day of each month, then such payment shall, at the option of Lessor, bear a monthly late charge equal to 10% of such payment.  Said late charge shall be immediately due and payable with the rent on the first succeeding rental payment date.  The total rent due upon each due date shall be paid in full to Lessor, and Lessee may deduct no set-off or counter claims from the rentals due.

3.  SECURITY DEPOSIT

Upon delivery of this Lease to Lessor, Lessee shall deposit the above stated amount with Lessor as a security deposit for, at Lessor’s option, (1) application toward payment for repairs to the Premises not due to normal wear and tear upon Lessor’s determining the need for repairs, during the Lease Term, to restore the Premises after damage attributable to Lessee’s acts or failure to repair under the provisions for this Lease, or upon expiration or early termination of this Lease, or, (2) for application toward payment of any rental payments in default.  If said deposit shall have been applied as provided herein, Lessee shall, upon 10 days written notice from Lessor, deposit sufficient money to restore the said fund to its original amount.  Any balance in said security deposit account shall be remitted to Lessee upon expiration or earlier termination of this Lease.  Said deposit account shall be a non-interest bearing account and Lessor may, at its option, commingle such funds with its other assets.    Lessor shall have the right to transfer, assign and convey, in whole or in part, the Premises together with all of its rights under this Lease, and in the event Lessor assigns its rights hereunder together with Lessor right to the deposit described herein, Lessee agrees to look solely at such successor in interest of the Lessor for performance of such obligations; provided, however, Lessor shall not be released from liability regarding any claims or cause of action existing prior to the date of transfer, assignment or conveyance as provided hereinabove, and further provided that Lessee shall not be disturbed in its occupancy of the Premises so long as Lessee is not in default under this Lease.

4.  ASSIGNMENT AND SUBLETTING

Except as otherwise permitted in this Section 4, this Lease may not be assigned, and the Premises may not be sublet, partially or fully, without prior written consent of Lessor, which consent shall not be unreasonably withheld.

Lessee may sublet the Premises or assign this Lease, in whole or in part, to a parent, affiliate, or subsidiary or business entity under common control with Lessee or any business entity into which Lessee or its parent or affiliate may be merged or consolidated or which purchases all or substantially all of the assets of Lessee, its parent or affiliates so long as Tenant provides timely notification to Lessor of any such transaction not later than sixty (60) days after the occurrence thereof.  Lessee may sublet not more than 1,500 square feet of the Premises to an individual or entity providing services ancillary to Lessee’s use of the Premises so long as Tenant provides timely notification to Lessor of any such subleasing not later than sixty (60) days after the occurrence thereof

Even in the event of a permitted assignment or subletting, Lessee shall remain fully responsible for compliance with all terms of this Lease.

5.  WAIVER OF LIEN

Lessor hereby waives any and all security interests, liens, and other rights and interests, whether granted by statute or otherwise, in and to any and all fixtures, furniture, equipment and other personal property of Lessee.

6.  ACCEPTANCE OF PREMISES

Lessee acknowledges that Lessee has inspected and accepts the Premises in their present condition   Except as set forth below in this Section 6, Lessor has made no warranties with respect to the repair of the Premises or the suitability of the Premises for Lessee’s use and Lessee expressly waives any implied warranty of same.  Lessor shall have no obligation to modifications to the Premises unless a separate section and or exhibit are attached hereto which details such improvements.

Lessor hereby represents and warrants to Lessee that the improvements on the Premises have been constructed in accordance with and comply with all applicable laws, including, without limitation, The Americans with Disabilities Act.  Notwithstanding anything to the contrary set forth herein, Lessee shall have no obligation to correct any pre-existing deficiencies, presently known or unknown, which correction shall be the sole responsibility of Lessor, at Lessor’s sole cost and expense.

7.  ALTERATIONS

Lessee shall make no structural alterations, additions, replacements or improvements to the Premises without the express written consent of Lessor, which consent shall not be unreasonably withheld, conditions or delayed.  Any alterations, additions, replacements and improvements made to or upon the Premises during the term of this Lease shall immediately become the property of Lessor and considered a part of the Premises.  Lessee agrees that should it make any alterations, additions, replacements or improvements to the Premises it will not be acting as agent or servant of Lessor and that it will promptly pay the cost or expense for same.  Lessee shall not permit, create, or place any lien or encumbrance of any kind on the Premises.  Failure by Lessee to have any such lien or encumbrance removed within 30 days following such filing shall constitute a default hereunder.  Notwithstanding anything to the contrary foregoing, Lessor hereby consents the Lessee’s erection of chain link fencing on the Premises at Lessee’s sole cost and expense. Lessor retains option to require Lessee to remove said improvements (including, without limitation, any chain link fencing erected by Lessee) upon expiration of this Lease and restore

Premises to their original conditions, normal wear and tear excepted.  Lessor shall exercise such option, if at all, by providing Lessee written notice thereof not later than sixty (60) days prior to the expiration of this Lease.

However, trade fixtures installed by or for Lessee for use in its business shall remain the property of Lessee and may be removed at or before the expiration of this Lease term, including any applicable renewal terms, provided the Premises be returned to Lessor in the condition as provided in Paragraph 11 herein.

8.  SIGNAGE

Lessee shall not be permitted to paint, place, erect or cause to be painted, place or erected signs on the front, back and side portions of the building or on the grounds surrounding the Premises without first obtaining written consent from Lessor, which consent shall not be unreasonably withheld, conditions or delayed.  At or prior to the expiration of this Lease, Lessee shall remove any signs so painted, placed or erected and shall restore the walls and other portions of the Premises to which any of the said signs were attached to their original condition, ordinary wear and tear excepted.

9.  USE OF PREMISES

Lessee shall use the Premises for the use stated in Section 1 hereof and for no other purposes.  Lessee covenants and agrees that it will observe and comply with all laws, orders, rules and regulations of any governmental authority relating to the Premises, and will not permit same to be used for illegal purposes.

Lessee shall not use or permit upon the Premises anything that will invalidate any policy of insurance now or hereafter carried on the building of which the Premises are a part.  Lessee shall not in any manner deface or injure the building, reasonable wear and tear excepted.  Lessee shall not permit anything to be done upon the Premises which creates a nuisance or materially disturbs the occupants of neighboring properties.

Lessee shall prevent any “Hazardous Materials” to be brought upon the Premises, except in compliance with all applicable laws.  As used herein, the term “Hazardous Materials” means any hazardous or toxic substance, material or waste, which is or becomes regulated by any federal, state, or local governmental or quasi-governmental authority.  If contamination of the Premises by any Hazardous Materials occurs as a result of the activities of Lessee or its invitees in, on or about the Premises, then Lessee shall promptly take all actions to return the Premises to its condition prior to the introduction of such Hazardous Materials and Lessee shall indemnify, protect, defend and hold Lessor harmless against all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise during or after the term as a result of such breach and/or contamination.  This indemnification, includes but is not limited to costs incurred in connection with any investigation of site conditions and any clean up, remedial, removal or restoration work required by any governmental or quasi-governmental authority because of any Hazardous Materials that were brought upon the Premises by Lessee or its invitees being present in the soil or ground water on or under the Premises.  The terms and provisions set forth herein shall survive the expiration of the term of this Lease.

10.  UPKEEP OF PREMISES

Lessor shall, at its own cost and expense, maintain in good repair the roof, foundations, and exterior walls, (including doors, windows and floors), however, Lessor shall not be obligated to make any repairs of those portions of the Premises that it is obligated to maintain unless it shall be notified in writing by Lessee, and Lessor shall then have a reasonable period of time to make such repairs; provided, however, that Lessee and not Lessor shall be responsible for making any such repairs occasioned by the acts of Lessee, its employees, or invitees.  Lessor shall be responsible for making repairs to systems covered by a manufacturer’s or builder’s warranty.  Lessor shall not be liable for any damage or loss occasioned by

Lessor’s failure to repair portions of the Premises for which Lessor is responsible unless it shall have failed to repair the defect within a reasonable time following written demand by Lessee to make the repair.  Any repair, replacement, or maintenance that is the responsibility of Lessor shall be performed in a manner so as not to unreasonably disturb Lessee’s quiet enjoyment of the Premises.

Lessee shall, at its own expense and without notice from Lessor, keep and maintain in good repair the entire Premises, other than those portions for which Lessor shall be responsible as set out above, including interior walls, floors, ceilings, ducts, utilities, air conditioning, heating, lighting, plate glass, plumbing, sprinkler system, and electric wiring, and also including the loading dock and any parking landscaped or other area exclusively used by Lessee. Upon receiving notice of any defect that is the responsibility of Lessee to maintain, Lessee agrees to proceed diligently to complete such repairs within a reasonable period of time.

Lessee shall keep the Premises and adjacent grounds, including loading docks, parking lots, and rail sidings alongside of and in the vicinity of same in a good, clean, and sanitary condition and appearance, free from dirt, filth, waste, oiled rags or any flammable, dangerous or detrimental material, also from noxious or objectionable odors.  If same are not maintained in this manner, Lessor may, upon giving ten (10) days written notice to Lessee during which time Lessee fails to correct the matter of which Lessor complains, take the corrective action, and the cost of same shall be born by Lessee, which Lessee agrees to pay upon receipt of the bill for same from Lessor.

11.  RETURN OF THE PREMISES

Upon termination of this Lease, by expiration of term, or otherwise, Lessee shall deliver the Premises to Lessor in the same condition as when possession was taken, repairs and replacements which are the responsibility of Lessor, ordinary wear and tear and damage by fire, other casualty, or condemnation excepted.  The Premises shall be returned in good order and condition, cleared of all goods, signs and debris, and broom clean.  Lessee shall make good all damages to the Premises (repairs and replacements which are the responsibility of Lessor, ordinary wear and tear and damage by fire, other casualty, or condemnation excepted), and shall remain liable for holdover rent until the Premises shall be returned in such order to Lessor.

12.  HOLDOVER

Should Lessee hold over the term hereby created, without the consent of Lessor, Lessee shall become a tenant from month to month at 150% of the monthly rental payable hereunder for the prior month, and otherwise upon the covenants and conditions in this Lease contained, and shall continue to be such tenant until thirty (30) days after either party hereto serves upon the other written notice of intention to terminate such monthly tenancy.  Should such termination occur on any day other than the last day of any rental month, any unearned prepaid rental shall, immediately following surrender of the Premises by Lessee, be refunded to Lessee.

13.  UTILITIES

All gas, water, sewer, electric current, garbage, or special fees, metering charges, sprinkler fees or bonds, or utility charges of any nature used on the Premises shall be paid for by Lessee.  If any bills for such utilities are delivered to Lessor, Lessor shall provide the same to Lessee within five (5) business days after Lessor’s receipt of the same.

14.  PROPERTY TAXES

The Lessee will pay the ad-valorem real property taxes relevant to the subject Premises as set forth in this Section 14.  At Lessor’s option, Lessee shall either (a) reimburse Lessor for ad-valorem real property taxes relevant to the subject Premises actually paid by Lessor within thirty (30) days after Lessee’s receipt of an invoice therefore, which invoice shall include reasonable evidence of Lessor’s payment of such taxes, or (b) pay ad-valorem real property taxes relevant to the subject Premises directly to the taxing authority prior to delinquency, provided Lessor has provided Lessee notice of Lessor’s election to have Lessee pay such taxes directly not less than thirty (30) days prior to delinquency.  Notwithstanding anything to the contrary set forth herein, all ad-valorem real property taxes paid by Lessee hereunder shall be equitably prorated for any partial calendar years during which this Lease is in effect.

15.  PROPERTY INSURANCE

The Lessee will pay for “all-risk” property insurance covering the entire Premises, at its full replacement cost (the “Insurance”), as set forth in this Section 15.  Lessee shall, at Lessee’s option, either (a) reimburse Lessor not more than once annually for the Insurance premium actually paid by Lessor within thirty (30) days after Lessee’s receipt of an invoice therefor, which invoice shall include reasonable evidence of Lessor’s payment of such premium, or (b) cause Insurance to be provided, and have Lessor named as an additional insured.  If Lessee elects to provide insurance pursuant to Section 15(b) above, Lessee shall provide Lessor written notice thereof, and shall provide Lessor a certificate of such Insurance.  Upon receipt of such certificate, Lessor shall cancel any other existing Insurance and shall refund to Lessee any unearned or unused premium therefor.  Notwithstanding anything to the contrary set forth herein, all premiums for Insurance paid by Lessee hereunder shall be equitably prorated for any partial calendar years during which this Lease is in effect.

16.  LIABILITY INSURANCE

Lessee shall hold Lessor harmless and Lessor shall not be held responsible for and is hereby expressly relieved from any and all liability by reason of any injury, loss (including reasonable attorney’s fees incurred in good faith by Lessor) or damage to any person or property in or about the Premises, however caused unless caused by the gross negligence or willful misconduct of Lessor.  In addition, Lessee agrees to provide at its own expense public liability insurance in form reasonably satisfactory to Lessor, with limits of at least Two Million Dollars ($2,000,000) each occurrence and general aggregate for bodily injury and/or property damage.  All such policies shall name Lessor as Additional insured and shall contain a provision that the same may not be canceled or changed without giving Lessor at least thirty (30) days written notice prior to any such change or expiration or cancellation of any such policy.  Lessee shall furnish to Lessor a Certificate of Insurance for each insurance policy.  Lessee agrees to provide the above coverage’s and guarantees such coverage will not be less than those required by Lessor.  Lessee also shall carry contents coverage on its contents with a waiver of subrogation clause as to Lessor.

17.  FIRE CLAUSE

In case the Premises shall be so damaged by fire or other cause (a) so as to cause a material alteration in the character of the Premises and to prevent Lessee from using them in substantially the manner theretofore used, and (b) such that the same cannot reasonably be repaired by Lessor within one hundred twenty (120) days after the occurrence of such casualty, Lessee may terminate this Lease upon giving notice to Lessee within thirty (30) days after the casualty occurs.  If the damage is such that repairs can be completed within one hundred twenty (120) days from the date of the casualty, Lessor shall so notify Lessee within thirty (30) days after the casualty and Lessor agrees to make such repairs promptly and to allow Lessee an abatement in rent for such time as the building remains untenantable.  If necessary repairs cannot be made within one hundred twenty (120) days after the occurrence of such casualty, then either Lessor or Lessee may terminate this Lease upon written notice to the other within thirty (30) days after the casualty occurs.  If neither party so elects to terminate this lease, Lessor shall make all repairs promptly and to allow Lessee an abatement in rent for such time as the building remains untenantable.  In the event of partial loss, the rent shall be abated by a portion equal to the area rendered unfit for use against the total area.

18.  WAIVER OF SUBROGATION

Lessor and Lessee agree, provided that such agreement does not invalidate or prejudice any policy of insurance that, in the event the Premises or the fixtures, leasehold improvements, furniture, equipment, or merchandise therein are damaged or destroyed by fire or other casualty which is covered by insurance of either Lessor or Lessee, the rights of either party, if any, against the other, or against the employees, agents or licenses of any party with respect to such damage or destruction and with respect to any loss resulting therefrom, including the interruption of the business of any party, are hereby waived to the extent of the coverage of said insurance.  Lessor and Lessee agree further that all policies of fire, extended coverage, business interruption, all risk or other insurance covering the Premises, or the contents, fixtures, equipment and improvements thereon, shall, if obtainable, contain a clause or endorsement providing in substance that the insurance shall not be prejudiced by virtue of this waiver.  Any additional premiums on account thereof shall be paid by the party benefited.

19.  CONDEMNATION

In the event of Lessor’s receipt of notice of a condemning authority’s intention to take by eminent domain a substantial part of the Premises so as to cause a material alteration in the character of the Premises and to prevent Lessee from using them in substantially the manner theretofore used, either party may at any time thereafter, by notice in writing effective on the date of taking or six months after the date of service of the notice, whichever shall be earlier, terminate this Lease.  In the event of termination of this Lease, Lessee shall have the right to remove all of his property and contents (including, without limitation, all trade fixtures) but shall have no right to any part of the condemnation settlement or award, except for reasonable moving expenses if specifically set aside for tenant relocation by the condemning authority.

20.  TENANT’S EVENT OF DEFAULT

A.                                    Nonpayment.  Lessee’s failure to pay any rent, additional rent, or other sums that Lessee is obligated to pay by any provision of this Lease when and as they become due and payable hereunder, which failure is not cured within ten (10) days after the giving of notice thereof by Lessor, such notice being in lieu of, and not in addition, to, any applicable statutory notice;

B.                                    All Other Lease Violations.  Lessee’s failure to perform or observe any other covenant, condition, or agreement of this Lease, which failure is not cured within thirty (30) days after the giving of notice thereof by Lessor unless such default is of such nature that it cannot be cured within such thirty (30) day period, in which case no Event of Default shall occur so long as Lessee shall commence the curing of the default within such thirty (30) day period and shall thereafter complete the curing thereof with diligence and continuity;

C.                                    Chronic Violations.  If Lessee fails more than twice within any twelve (12) month period to observe or perform any covenant, condition, or agreement of this Lease (including without limitation the payment of rent) after notice from Lessor pursuant to Sections 20(A) or (B), in each case, as the case may be, regardless of whether such defaults shall have been cured by Lessee, the third default shall at the election of the Lessor, in its sole and absolute discretion, be deemed a noncurable Event of Default;

D.                                    Falsification of Information.  Lessee or any agent of Lessee falsifies any report or misrepresents other information required to be furnished to Lessor pursuant to this Lease;

E.                                      Vacation or Abandonment.   The vacation or abandonment of, or failure to occupy by the Commencement Date or any time thereafter, all or any portion of the Premises by Lessee at any time following the delivery of possession of the Premises or the date by which Lessee is obligated to take possession of the Premises for thirty (30) consecutive days;

F.                                      Intentionally Omitted;

G.                                    Lessee’s or Guarantor’s Death, Dissolution, or Liquidation.  The death of Lessee or any guarantor of Lessee’s obligations; or the commencement of steps or proceedings toward the dissolution, winding up, or other termination of the existence of the Lessee or of any Guarantor of the Lessee’s obligations, or toward the liquidation of either of their respective assets;

H.                                    Bankruptcy.  The commencement of a case under any chapter of the Federal Bankruptcy Code by or against Lessee or any Guarantor of Lessee’s obligations hereunder, or the filing of a voluntary or involuntary petition proposing the adjudication of Lessee or any such Guarantor as bankrupt or insolvent, or the reorganization of Lessee or any such Guarantor, or an arrangement by Lessee or any such Guarantor with its creditors, unless the petition is filed or case commenced by a party other than Lessee or any such guarantor and is withdrawn or dismissed within twenty-one (21) days after the date of its filing;

I.                                         Assignment or Attachment.  Except as otherwise permitted in Section 4 hereof, the making of an assignment by Lessee or any guarantor of Lessee’s Lease or obligations for the benefit of its creditors, or if in any other manner Lessee’s interest in this Lease passes to another by operation of law, including, without limitation, by attachment, execution, or similar legal process, which is not discharged or vacated within thirty (30) days;

J.                                      Appointment of Receiver or Trustee.  The appointment of a receiver or trustee for the business or property of Lessee or any Guarantor of Lessee’s Lease obligations, unless such appointment shall be vacated within ten (10) days of its entry; and

K.                                    Evidence of Inability to Pay.  Evidence of the inability of Lessee or of any Guarantor of Lessee’s Lease obligations to pay its debts as they come due.  Such evidence shall include, but shall not be limited to an admission in writing by Lessee of any such guarantor of its inability to pay its debts when due.

If any of the above should occur, in such case, Lessor may, at Lessor’s option, terminate this Lease and relet the Premises or any part thereof, as the agent of Lessee, and Lessee shall pay the difference between the rent and other costs and charges herein reserved and agreed to be paid by Lessee for the portion of the term remaining at the time of re-entry or repossession and the amount, if any, received or to be received under such reletting for such portion of the term.  Should this Lease be placed in the hands of an attorney for default or breach, or for the enforcement of any rights herein reserved or stipulated, Lessee agrees to pay all costs incident thereto, including reasonable attorneys’ fees.

21.  LESSOR’S RIGHT TO PERFORM

If Lessee shall default in the performance of any covenant or condition of this Lease required to be performed by Lessee, Lessor may, at his option, subject to all notice and cure periods set forth herein, perform such covenant or condition for the account and at the expense of Lessee.  The amount of any expense so incurred shall be deemed additional rent and may, at the option of Lessor, be added to any subsequent installment of the monthly rent due and payable under this Lease, in which event Lessor shall have the remedies for default in the payment thereof provided by this Lease.  The provisions of this paragraph shall survive the termination to this Lease.

22.  LESSOR’S RIGHT OF ENTRY

Lessor, and its agents or other representatives, shall have the right to enter into and upon the Premises or any part thereof at all reasonable hours and upon reasonable notice for the purpose of inspecting the same or making repairs or alterations which may be necessary for the safety and preservation thereof.  Lessee agrees, at any time within six (6) calendar months before the expiration of this Lease, to allow Lessor to enter upon the Premises and to affix upon any suitable part thereof a notice for reletting same, and that Lessee will not remove same and will permit all persons authorized by Lessor to view Premises at reasonable time.

23.  NON-WAIVER

Failure of Lessor to declare any default immediately upon occurrence thereof or delay in taking any action in connection therewith shall not waive such default, but Lessor shall have the right to declare any such default at any time: no waiver of any default shall alter Lessee’s obligations under this Lease, with respect to any other existing or subsequent default.

24.  ATTORNEY’S FEES AND INTEREST

In the event it becomes necessary for either party to employ an attorney to enforce compliance with any of the covenants or agreements herein contained, the losing party shall be liable to the prevailing party for reasonable attorney’s fees, costs and expenses.  If Lessor is the prevailing party, in addition to any other damages awarded Lessor, Lessee shall be liable for interest at five percent (5%) per annum on the rent and other amounts determined to be due by reason of breach of this Lease.  Such interest shall run from the date of breach of this Lease.

25.  QUIET POSSESSION

In consideration of the covenants and agreements herewith contained, Lessor agrees to warrant and defend Lessee in the quiet and peaceful possession of the Premises during the term of this Lease.

26.  COMMISSION

This Lease has been negotiated through the agency of Waller Real Estate Services, Inc, Agent for Lessor, and NAI Nashville agent for the Lessee in consideration of the services rendered Lessor and Lessee by said Agents, its successors or assigns. Lessor agrees to pay said Agents, its successors or assigns the 6% Commission Percentage multiplied times the net monthly rental collected under this lease . The commission shall be paid on a cash out basis following receipt of first month rental payment and payment of the security deposit. It is understood that Waller Real Estate Services, Inc. is acting as Agent only in bringing Lessor and Lessee together and makes no representation as to the condition of the Premises and will in no case whatsoever be held liable to either party for the performance of any term or covenant of this Agreement or for any damages for non-performance thereof.

27.  LESSEE’S CERTIFICATE

Upon the request of Lessor or any lender who holds or will be conveyed a lien against the Premises demised herein, Lessee agrees to furnish “estoppel certifications” in letter form regarding the status of this Lease, rent payments, defaults by either party, deposits or rental payments made in advance, any claims for reimbursement by Lessee or Lessee’s rights of set-off against accruing rentals and whether Lessee is in occupancy of the Premises and actively conducting its business therein.

28.  SUBORDINATION NON DISTURBANCE AND ATTORNMENT

Upon request of the Lessor, Lessee will subordinate its right hereunder to the lien of any first mortgage hereafter in force against real estate of which the Premises are a part; provided, however, that in such case the holder of such mortgage shall agree that this Lease shall not be affected, nor shall Lessee’s possession be disturbed by foreclosure, so long as Lessee is not in default under the terms of this Lease.  In the event of such foreclosure, Lessee shall attorn to the purchaser and recognize such purchases as Lessor under this Lease.

Lessor hereby represents and warrants that as of the date of this Lease, there are no mortgages, deeds of trust, or other liens affecting the Premises (other than liens for real estate taxes not yet delinquent), the foreclosure of which would extinguish the leasehold interest of Lessee created by this Lease.

29.  ENTIRETY OF UNDERSTANDING IN WRITTEN LEASE

It is agreed that the entire understanding between the parties is set out in this Lease and any riders which are hereto annexed, that this Lease supersedes and voids all prior proposals, letters and agreements, oral or written, and that no modification or alteration of this Lease shall be effective unless evidenced by an instrument in writing signed by both parties.  The law of the state where the Premises are situated shall apply.

30.  NOTICE

All notices to be given to either party hereunder must be given in writing, and must be given only by one of the following methods:  personally or by depositing the same in the United States mail, postage prepaid, certified mail, return receipt requested, or by a reputable air courier service which provides written evidence of delivery.

31.  RENEWAL OPTIONS

Lessee shall have three (3) successive options to renew the term of this Lease, each for a period of one (1) year.  Lessee shall exercise its option to renew, if at all, by providing written notice thereof to Lessor not later than six (6) months prior to the then-current expiration date of the Lease.

The rental rate for each renewal option shall be as follows:

February 1, 2010 through January 31, 2011	$7,828 per month
February 1, 2011 through January 31, 2012	$8,023 per month
February 1, 2012 through January 31, 2013	$8,223 per month

If Lessee fails to so exercise its first renewal option, then the Lease term shall expire on February 11, 2010 as set forth in above.

32.  EXPANSION OPTION

Lessee will have an ongoing first right of opportunity to lease the land located at 1220 Northgate Business Parkway, together with all improvements there on, including, without limitation, an approximately 15,000 - square foot building (the “Adjacent Property”) if Lessor intends to offer to rent the same to any person or entity (“Outside Entity”) upon the terms and conditions set forth herein.  Lessor shall notify Lessee (hereinafter referred to as “Lessor’s Notice”) of being engaged in “Substantive Discussions” (defined below) with an Outside Entity. Lessor shall offer to rent the Adjacent Property to Lessee, at the same terms and conditions as are being discussed with the outside entity. Lessee’s renting of the Adjacent Property shall be subject to any options to extent the term of this Lease. Lessee shall have ten (10) business days after receipt of the Lessor’s Notice to notify Lessor that Lessee shall rent the Adjacent Property. If Lessee does not notify Lessor of its intention to rent the Adjacent Property within such ten (10) business day period, Lessor shall have the right to rent the Adjacent Property to an Outside Entity on such terms for the next six (6) months.  If Lessor does not lease the Adjacent Property to an Outside Entity on such terms within said six (6) month period, Lessor shall thereafter offer such Adjacent Property to Lessee pursuant to the terms of this Section before making it available to an Outside Entity.  Lessee agrees to use its best efforts to notify Lessor as soon as possible and in less than ten (10) business days if Lessee is not interested in renting the Adjacent Property offered by Lessor. “Substantive Discussions” means (a) (i) the potential Lessee or its agent has requested a proposal from Lessor (ii) Lessor or its broker or agent has responded to such request for proposal, and (iii) the potential Lessee or its broker or agent has replied to Lessor’s response, or (b) the potential Lessee or its broker or agent has submitted a written offer to lease to Lessor which Lessor wishes to accept, but shall not include discussions for which (i), (ii) and (iii) above have occurred prior to the Effective Date hereof.  If Lessee exercises this option to rent the Adjacent Property, there shall be a transition period of ninety (90) days from Lessee’s occupancy of the Adjacent Property during which Lessee shall continue to rent the Premises (the “Transition Period”).  During the Transition Period, Lessee shall be responsible for paying rent and all other charges set forth herein, and complying with all terms and conditions set forth herein, with respect to both the Premises and the Adjacent Property.  Upon expiration of the Transition Period, this Lease shall terminate in all respects (except for those provisions that expressly survive termination) with respect to the Premises and shall continue for the remainder of the term with respect to the Adjacent Property (including all renewal options set forth herein).

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IN WITNESS WHEREOF, the parties hereto have set their respective hands or caused this Lease Agreement to be duly executed on or as of the day and date first above written.

Northgate Investors, LLC Lessor		Imperial Group, LP Lessee

By:	/s/ James L. Paradise	By:	/s/ Anthony A. Donatelli

Date:	2/8/07	Date:	2/9/2007